                                                             Exhibit 23.1


                      INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Greenland Corporation on Form S-8 of our report dated February 18, 2000, appearing in the Annual Report Form 10-K of Greenland Corporation for the year ended December 31, 2000.



/s/ Levitz, Zacks & Ciceric
---------------------------------
LEVITZ, ZACKS & CICERIC
San Diego, California



September 19, 2001